UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 14, 2019 (June 10, 2019)
Date of Report (Date of earliest event reported)

ROPER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

1-12273	51-0263969
(Commission File Number)	(IRS Employer Identification No.)

6901 PROFESSIONAL PKWY EAST, SUITE 200, SARASOTA, FLORIDA	34240
(Address of principal executive offices)	(Zip Code)

(941) 556-2601
(Registrant’s telephone number, including area code)

__________________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As previously reported on a current report on Form 8-K dated June 13, 2019, Roper Technologies, Inc. reported the vote results relating to its 2019 Annual Meeting of Shareholders on June 10, 2019.  Corrected vote results with respect to director elections are set forth below.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company held its 2019 Annual Meeting of Shareholders on June 10, 2019 in Sarasota, Florida (the “Annual Meeting”). A brief description of each of the proposals submitted to the shareholders and the vote results are set forth below. Each director nominee was elected and proposals 2 and 3 were approved. Proposal 4 was not approved.

Proposal 1:  Election of directors.

Each of the director nominees identified below was elected at the Annual Meeting for a one-year term expiring at the Company’s 2020 Annual Meeting of Shareholders and until their successors have been duly elected and qualified.

	For	Withheld	Broker Non-Votes
Shellye L. Archambeau	90,157,046	1,526,305	4,810,694
Amy Woods Brinkley	91,572,105	111,246	4,810,694
John F. Fort III	88,311,499	3,371,852	4,810,694
L. Neil Hunn	91,228,923	454,428	4,810,694
Robert D. Johnson	89,533,962	2,149,389	4,810,694
Robert E. Knowling, Jr.	90,810,073	873,278	4,810,694
Wilbur J. Prezzano	88,282,957	3,400,394	4,810,694
Laura G. Thatcher	90,301,003	1,382,348	4,810,694
Richard F. Wallman	58,547,256	33,136,095	4,810,694
Christopher Wright	89,129,441	2,553,910	4,810,694

Proposal 2: A non-binding advisory vote to approve the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related materials disclosed in the Company’s proxy statement.

For	Against	Abstentions	Broker Non-Votes
88,924,020	2,487,579	271,752	4,810,694

Proposal 3: Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

For	Against	Abstentions
95,296,591	1,176,069	21,385

Proposal 4:  Consideration of a shareholder proposal regarding disclosure of political contributions.

For	Against	Abstentions
39,319,419	51,978,630	385,302

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROPER TECHNOLOGIES, INC.
(Registrant)

Date: June 14, 2019	By:	/s/ John K. Stipancich
John K. Stipancich
Executive Vice President, General Counsel and Corporate Secretary